September 25, 2019



ICF Investor Presentation

Sidoti & Company Fall 2019 Investor Conference

John Wasson, President & COO

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF: A Professional and Technology Services Firm

- Serve a balanced roster of government and commercial clients
- Leverage deep domain expertise to achieve superior results for clients
- Deliver strong cross-cutting capabilities in technology and engagement
- Benefit from the visibility of a substantial backlog and growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

ICF Conquers Complexity for its Clients Across a Range of Markets

	Energy, Environment and Infrastructure	Health and Social Programs	Consumer / Financial	Safety and Security
Advisory	44% of revenues*	38% of revenues*	10% of revenues*	8% of revenues*
Program Implementation				
Analytics				
Digital				
Engagement				

*Based on Q2 2019 TTM financial performance released on August 1, 2019

Drivers of Long-Standing Client Relationships


Proprietary IP/loyalty programs
Workforce of long-time industry experts
Proprietary analytics
Long-term contract vehicles

Track Record of Strong Revenue and EPS Growth

Revenue:
5-year CAGR
6.2%

GAAP EPS:
5-year CAGR
12.3%

Expanded from 5,500+ full- and part-time employees to 7,000+ in the past five years

Catalysts for Continued Growth

Federal Government

- Civilian agency spending
- Opioid emergency
- Public health and research
- Citizen engagement
- Cybersecurity

Commercial Energy

- Energy efficiency outsourcing in California
- Utility transformation

State and Local

- Disaster management: resilience and recovery
- Infrastructure spending

Marketing Services

- Loyalty marketing
- Digital commerce
- Social media

ICF Serves a Balanced Roster of Government and Commercial Clients*

- Provides significant opportunities for expansion



Commercial 35%
International Gov't 8%
US State and Local 18%
US Federal 39%

*Based on Q2 2019 TTM financial performance released on August 1, 2019

We Work With a Broad Array of Government Clients

- Government revenues 65% of total revenues*

- US federal revenues primarily from civilian agencies


HHS 17%
DOD 6%
DOS 4%
EPA 2%
HUD 1%
DOT 1%
DOJ 1%
Other Fed 7%
International Gov't 8%
Commercial 35%
US State and Local 18%

*Based on Q2 2019 TTM financial performance released on August 1, 2019

Our Commercial Clients Are Primarily in Energy and Marketing Services*

- Commercial Energy Markets and Marketing Services account for majority of commercial revenues
- Advisory and Implementation Services mutually reinforcing
- Commercial revenues 35% of total revenues*



Commercial - Energy Markets 16%
Commercial - Marketing Services 17%
Commercial - Other 2%

*Based on Q2 2019 TTM financial performance released on August 1, 2019

Energy Markets

- Energy efficiency programs for utilities: State-mandated
- Utility transformation: distributed energy and grid modernization
- Majority long-term contracts

Marketing Services

- Customer engagement and loyalty marketing programs
- Digital marketing systems and platforms
- Consumer activation

*Forrester Research Inc. in its report, The Forrester Wave™: Loyalty Technology Platforms, Q2 2019

FORRESTER

The Forrester Wave™

"Leader" in Customer Loyalty Solutions*

THE HOLMES REPORT

2019 Digital Agency of the Year

PR WEEK

2018 Top Midsized PR Agency of the Year

ICF next

Integrated go-to-market strategy for Marketing Services

Better leverage these capabilities across ICF's client set

1,500+ Staff
950+ U.S.
550+ International

Financial Performance


350
371
344

Revenue and EPS, 2019 Guidance

Revenue ($ Millions)



$1.475B - $1.500B
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,132
$1,185
$1,229
$1,338
6.2% 5 yr. CAGR
2015
2016
2017
2018
2019 Guidance*

- Mid-point of 2019 Revenue Guidance ($1.4875B) represents 11.2% YoY growth
- Mid-point of 2019 GAAP EPS Guidance ($3.875), exclusive of special charges, represents 15.7% YoY growth

EPS



GAAP EPS
Non-GAAP Adj.**
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
10.4% 5 yr. CAGR -- Non-GAAP
$2.64
$2.00
$2.87
$2.40
$3.27
$3.02
$3.73
$3.18
$4.10 - $4.25
$3.67 - $3.82****
2015
2016
2017 ***
2018
2019 Guidance*

*Based on 2019 management guidance as of August 1, 2019

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles.

***2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act

****2019 GAAP EPS Guidance range is inclusive of $0.13 special charges. Exclusive of special charges, the GAAP EPS range is $3.80 - $3.95

ICF

Revenue and EPS, Q2 2019

Revenue ($ Millions)*


Q-o-Q Growth: 13.1%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$324.3
$366.7
Q2 2018
Q2 2019

EPS*


Non-GAAP EPS** Q-o-Q Growth: 21.3%
EPS
Non-GAAP EPS
$1.6
$1.2
$0.8
$0.4
$0.0
$0.80
$0.71
$0.97
$0.76
2018 Q2
2019 Q2

*Based on Q2 2019 financial performance released on August 1, 2019

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

Contract Awards and Backlog

Contract Awards ($ Millions)*



Book-to-Bill Ratio (TTM)
Q2 2018 1.28 Q2 2019 1.15
$800
$400
$0
$590
$403
Q2 2018
Q2 2019

Backlog ($ Billions)*



Funded
Unfunded
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.2
$1.0
$1.2
$2.4
$1.4
$1.0
2018 Q2
2019 Q2

*Based on Q2 2019 financial performance released on August 1, 2019

Pipeline ($B)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.7
$4.6
$4.3
$4.2
$4.4
$5.7
$5.5
$5.8
$6.4
$6.3
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

- **Increasing pipeline of qualified opportunities, the majority of which relate to US federal clients**

Operating Cash Flow 2014 to 2018


Operating Cash Flow, $M
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$79.2
$41.8
$24.4
$13.0
2014
$76.2
$37.9
$22.3
$16.0
2015
$80.1
$50.3
$11.9
$17.8
2016
$117.2
$67.1
$30.7
$19.3
2017
$74.7
$7.9
$27.3
$13.9
$25.5
2018

	2014	2015	2016	2017	2018
Net Debt	$337.9	$303.8	$253.3	$194.4	$188.7
Debt/ EBITDA*	2.7	2.6	2.1	1.7	1.6

■ CAPEX ■ Share Repurchase ■ Debt Repayment & Other ■ Dividends

2019 Operating Cash Flow Guidance: $100M - $120M**

*As defined by banking agreement

**Based on 2019 management guidance as of August 1, 2019

Corporate Citizenship – It Matters

Investing in Our People

Provided opportunities for all employees to develop and advance.

56%
female leaders

29%
female board members

Gender Pay Equity
no meaningful disparity across genders in the same roles*

Lower Turnover
16.2% voluntary turnover rate, as compared to 18.6% benchmark

Making a Sustainable Commitment

Made progress on our carbon reduction goal and remained carbon neutral.

100%
net renewable electricity for global operations—via renewable energy certificates

23%
reduction in greenhouse gas emissions per employee since baseline 2013

Zero
net zero carbon status since 2006 due to investments in high-quality carbon offsets

Supporting Important Causes

Donated to causes important to our employees and communities.

$473,000
corporate cash donations

$140,000
employee donations through our giving program

1 to 1
ICF-matched employee donations

*Annual audit concluded no statistically significant disparities across genders for comparable incumbents in the same roles.

In Summary - ICF

Distinctive expertise in high-growth sectors of government + commercial markets

Established relationships with diversified portfolio of domestic + international clients

Substantial contract backlog – robust business development pipeline and track record of high win rates

All leading to substantial organic growth opportunities + the potential for accretive acquisitions

Thank You!